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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                January 25, 2001
                                 Date of Report
                        (Date of earliest event reported)



                         BELLWETHER EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)

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
         Texas                             000-09498                        76-0437769
(State or other jurisdiction         (Commission File Number)            (I.R.S. Employer)
     of incorporation)                                                  Indemnification No.)
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                             1331 Lamar, Suite 1455
                              Houston, Texas 77010
          (Address of principal executive offices, including zip code)


                                 (713) 495-3000
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        (Former name and former address,
                          if changed since last report)



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable to this filing.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable to this filing.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable to this filing.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         Not applicable to this filing.

ITEM 5.  OTHER EVENTS.

         Bellwether Exploration Company and Bargo Energy Company made the joint press release attached hereto as Exhibit 99.1, announcing that they have agreed to merge.

         The Agreement and Plan of Merger together with the Form of Voting
Agreement are attached hereto as Exhibits 2.1 and 10.1 respectively and incorporated herein by reference.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

         Not applicable to this filing.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable to this filing.

  (b)    PRO FORMA FINANCIAL INFORMATION.

         Not applicable to this filing.

  (c)    EXHIBITS.

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
      EXHIBIT
      NUMBER                TITLE OF DOCUMENT
      ------                -----------------
        2.1                 Agreement and Plan of Merger dated January 24, 2001

       10.1                 Form of Voting Agreement

       99.1                 Press Release dated January 24, 2001

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable to this filing.

ITEM 9.  REGULATION FD DISCLOSURE.

         Not applicable to this filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BELLWETHER EXPLORATION COMPANY


                                       By: /s/ CLIFTON M. WEST, JR.
                                         ---------------------------------------
Dated:  January 25, 2001                 Clifton M. West, Jr.
                                         Senior Vice President
                                         Exploitation and Exploration



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                                  EXHIBIT INDEX


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
      EXHIBIT
      NUMBER                TITLE OF DOCUMENT
      ------                -----------------
        2.1                 Agreement and Plan of Merger dated January 24, 2001

       10.1                 Form of Voting Agreement

       99.1                 Press Release dated January 24, 2001